UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

14901 Bogle Drive
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

In March 2006, the compensation committee of Intersections Inc. approved the granting of restricted stock units (“RSUs”) under the 2006 Stock Incentive Plan (the “Plan”) to the non-employee directors and executive officers, including the named executive officers below, subject to stockholder approval of the Plan at the Annual Meeting of Stockholders (the “Annual Meeting”). Stockholder approval of the Plan was obtained at the Annual Meeting held on May 24, 2006. The following table sets forth certain information regarding the RSUs granted on May 24, 2006:

Name
Michael R. Stanfield
Kenneth D. Schwarz
John M. Casey
C. Patrick Garner
Neal Dittersdorf
George K. Tsantes
Thomas G. Amato
Thomas L. Kempner
David A. McGough
Norman N. Mintz
David M. Phillips
Steven F. Piaker
William J. Wilson	Number of RSUs(1) 150,000 75,000 65,000 40,000 40,000 40,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000

(1) All RSUs vest in three equal annual installments beginning on March 1, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2006

INTERSECTIONS INC. By: /s/ John Casey Name: John Casey Title: Chief Financial Officer